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                                                                    Exhibit 10.1

                           NUANCE COMMUNICATIONS, INC.

                       STAND-ALONE STOCK OPTION AGREEMENT


I.    NOTICE OF STOCK OPTION GRANT

      Donald Hunt

      You, Donald Hunt, (the "Optionee"), have been granted a Nonstatutory Stock Option to purchase Common Stock of the Company, subject to the terms and conditions of this Option Agreement, as follows:

      Grant Number                             006111

      Date of Agreement/Grant                  October 10, 2006

      Vesting Commencement Date                October 10, 2006

      Exercise Price per Share                 $9.61

      Total Number of Shares Granted           400,000

      Total Exercise Price                     $3,844,000.00

      Type of Option:                          [ ] Incentive Stock Option

                                               [X] Nonstatutory Stock Option

      Term/Expiration Date:                    October 10, 2013

      Vesting Schedule:

      Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

      25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates.

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      Termination Period:

      This Option may be exercised for 30 (THIRTY) DAYS after (i) Optionee voluntarily ceases to be a Service Provider or (ii) Optionees employment is terminated for cause. In the event of an involuntary termination (not for cause), this option may be exercised 90 (NINETY) DAYS after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for SIX MONTHS after Optionee ceases to be a Service Provider.

      If there is a change of control transaction and Optionees employment is terminated within twelve months following the change of control transaction by the Company for a reason other than cause, death or disability, and Optionee executes a severance agreement specified by the Company (including, among other things, a full release of claims and non-competition agreement), Optionee will receive immediate acceleration of any unvested stock options.

      In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.   AGREEMENT

      A. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means the Board or any of its Committees as shall be responsible for administering the Company's equity compenstation plans.

            (b) "Agreement" means this stock option agreement between the Company and Optionee evidencing the terms and conditions of this Option.

            (c) "Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that may apply to this Option.

            (d) "Board" means the Board of Directors of the Company.

            (e) "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

            (f) "Committee" means a committee of Directors appointed by the Board.

            (g) "Common Stock" means the common stock of the Company.

            (h) "Company" means Nuance Communications, Inc. a Delaware corporation. With respect to the definitions of the Performance Goals, the Committee may determine that "Company" means Nuance Communications, Inc. and its consolidated subsidiaries.

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            (i) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

            (j) "Director" means a member of the Board.

            (k) "Disability" means total and permanent disability as defined in
      Section 22(e)(3) of the Code.

            (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (iii) In the absence of an established market for the Common
            Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (o) "Nonstatutory Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

            (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (q) "Option" means this Nonstatutory Stock Option.

            (r) "Optionee" means Donald Hunt or his successor.

            (s) "Optioned Stock" means the Common Stock subject to this Option.

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            (t) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (u) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

            (v) "Section 16(b)" means Section 16(b) of the Exchange Act.

            (w) "Service Provider" means an Employee, Director or Consultant.

            (x) "Share" means a share of the Common Stock, as adjusted in accordance with Section J Part II of this Agreement.

            (y) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

      B.    Grant of Option.

            The Compensation Committee of the Board of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement an Option to purchase the number of Shares, as set forth in the Notice of Grant, at the Exercise Price per share set forth in the Notice of Grant, subject to the terms and conditions of this Agreement.

      C.    Exercise of Option.

            (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of this Agreement.

            (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be completed by the Optionee and delivered to the Stock Plan Administrator of the Company (or its designee). The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares (and the amount of any income or employment tax the Company is required by law to withhold by reason of such exercise). This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price (and any withholding tax).

                  No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

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      D.    Method of Payment.

            Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

            1. cash; or

            2. check; or

            3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with this Agreement; or

            4. surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

      E.    Non-Transferability of Option.

            This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      F.    Term of Option.

            This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Option Agreement.

      G.    Tax Consequences.

            Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

      H.    Exercising the Option.

            1. Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

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            2.    Disposition of Shares.

                  (a) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

      (I) Termination of Relationship as a Service Provider.

      If the Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Notice of Grant above to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in this Agreement. If, after termination, the Optionee does not exercise the Option within the time specified, the Option shall terminate, and the Shares covered by such Option terminate.

      Disability of Participant. If Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise this Option within such period of time as is specified in the Notice of Grant to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in this Agreement). If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall terminate.

      Death of Participant. If Optionee dies while a Service Provider, the Option may be exercised following the Optionee's death within such period of time as specified in the Notice of Grant (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in this Agreement), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall terminate.

      Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

      (J) .Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

            (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number and class of Shares that may be delivered under this agreement and/or the number, class, and price of Shares covered under this agreement, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no

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      issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject this Agreement.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for the Optionee to have the right to exercise his Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

            (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which would not otherwise be vested or exercisable. If the Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option will be fully vested and exercisable for a period of fifteen
      (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share subject of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock to be solely common stock of the successor corporation or its Parent equal in fair market value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

      K. Administration of the Agreement. The Administrator shall have the authority, in its discretion, to construe and interpret the terms of this Agreement and the Option granted pursuant thereto, to prescribe, amend and rescind the rules and regulations relating to the Agreement, to determine the Fair Market Value of the Common Stock, and to make all other determinations deemed necessary or advisable for administering the Agreement. The Administrator's decisions, determinations and interpretations shall be final and binding on the Optionee and all other persons.

      L. Notices. Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Company at its then current principal executive office or to such other

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address as the Company may hereafter designate to the Optionee by notice as provided in this Section. Any notice to be given to the Optionee hereunder shall be addressed to the Optionee at the address set forth beneath his signature hereto, or at such other address as the Optionee may hereafter designate to the Company by notice as provided herein. A notice shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive it.

      M. No Effect on Employment or Service. This agreement will not confer upon Optionee's right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor will this Agreement interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

      N. Entire Agreement; Governing Law.

            This Option Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

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                        NO GUARANTEE OF CONTINUED SERVICE

            OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

      By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the this Option Agreement. Optionee has reviewed this Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                                       NUANCE COMMUNICATIONS, INC.


/s/ Donald Hunt
----------------------------------------
Signature                                       By /s/ Paul Ricci

                                                CEO and Chairman of the Board
----------------------------------------        --------------------------------
Donald Hunt                                     Title

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                                    EXHIBIT A

                           NUANCE COMMUNICATIONS, INC.

                          STAND-ALONE OPTION AGREEMENT

                                 EXERCISE NOTICE



Nuance Communications, Inc.
One Wayside Road
Burlington, MA  01803

Attention: Stock Plan Administrator


      1. Exercise of Option. Effective as of today, ________________, _____, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Nuance Communications, Inc. (the "Company") under and pursuant to the Stand-Alone Stock Option Agreement dated October 10, 2006 (the "Option Agreement"). The purchase price for the Shares shall be $9.61, as required by the Option Agreement.

      2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

      3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Option Agreement and agrees to abide by and be bound by their terms and conditions.

      4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section J of the Stand Alone Stock Option Agreement.

      5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

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      6. Entire Agreement; Governing Law. The Option Agreement is incorporated herein by reference. This Option Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

Submitted by:                                  Accepted by:

PURCHASER:                                     NUANCE COMMUNICATIONS, INC.


--------------------------------------         ---------------------------------
Signature                                      By

--------------------------------------         ---------------------------------
Print Name                                     Its

Address:                                       Address:

                                               NUANCE COMMUNICATIONS, INC.
--------------------------------------         One Wayside Road
                                               Burlington, MA  01803
--------------------------------------


                                               ---------------------------------
                                               Date Received

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